[Alcoa Logo] 1st Quarter 2006 Analyst Conference April 10, 2006 Exhibit 99.2

Today’s discussion may include “forward-looking statements”
within the meaning of the Private Securities Litigation Reform
Act of 1995.  Such statements relate to future events and
expectations and involve known and unknown risks and
uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking
statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission.
Forward-Looking Statements

[Alcoa Logo] Alain J. P. Belda Chairman and Chief Executive Officer

1   Quarter 2006 Highlights
Record income from continuing operations
of $615m or $0.70 per share
Highest quarterly revenues in company
history
of $7.24b
Record profits
in the Alumina, Primary Metals
and Engineered Solutions segments
Q1 annualized ROC
of 14.2%,
well in excess
of cost of capital
st

Safety  - 1  Quarter 2006
Lost Work Days
Total Recordables
92%
8%
61%
39%
Zero Incident Locations
345
31
0
50
100
150
200
250
300
350
400
No LWD LWD
# of
Locations
231
145
0
50
100
150
200
250
300
350
No TRR TRR
# of
Locations
st

Operational Excellence
Production records set in Alumina Segment
Quarterly production record for the refinery system
Five refineries achieved quarterly production records
Flat-Rolled Products Segment excels
Record shipments in the automotive heat exchanger market out of Kofem
Record shipments out of Kitts Green
Extruded and End Products Segment improves
Record production in the Lafayette aerospace flow-path
Engineered Solutions Segment has record results
Record shipments for Class 8 truck wheels
Record productivity in Fasteners Business

Innovation and New Products
Dura-Bright Fuel Tanks:
Greater than a $100 million revenue
opportunity - to be launched in the next 12 months
Smart Box – Power Distribution System:
Launch in progress of a
new AFL product developed jointly with the customer for efficient automotive power distribution - revenue potential of $45 million
Alcoa Spaceframe:
Selected for the new Ferrari 599 GTB Fiorano
Packaging:
Several products in the Packaging and Consumer
Segment such as the next generation bottled water closures, Cater-
Time platters and Microwave Foam
Defense Products:
Multiple products for 14 different military
platforms being prototyped and tested
Process Breakthroughs:
Simultaneous Multi Alloy Casting

Growth, Sustainable Development
and Portfolio Management
– Alumar smelter expansion completed and fully operational
– Mechanical completion of the Pinjarra refinery expansion
– Increased our stake in the Estreito hydropower project in Northern Brazil from
19.08% to 25.49%
– Signed Agreement in Principle to build a 341,000 mtpy aluminum smelter in
Trinidad
– Selected to develop and began feasibility studies for a 250,000 mtpy aluminum smelter in North Iceland
– Fjardaal, Iceland smelter construction on schedule
– Formed aluminum brazing sheet joint venture in China
– Published China Sustainability Report

Global Environment
Worldwide Alumina/Aluminum Supply & Demand
(200) (400) (1,300) (300) Long /
(Short)
Alumina
68,300 64,600 61,800 57,300 Demand
68,100 64,200 60,500 57,000 Supply
Aluminum
(200) (500) 0 (700) Long /
(Short)
35,200 33,600 31,700 30,000 Demand
35,000 33,100 31,700 29,300 Supply
2007 2006 2005 2004 000 tons
Source: CRU, Metal Bulletin and Alcoa Analysis

$/MT
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06

10 Global Environment Regional Premiums Source: Platts Regional Premiums $25 $45 $65 $85 $105 $125 $145 $165 $185 Prompt Midwest $/mt CIF Japan Duty Paid Europe

Days
Jan-93
Jul-93
Jan-94
Jul-94
Jan-95
Jul-95
Jan-96
Jul-96
Jan-97
Jul-97
Jan-98
Jul-98
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06

Global Environment
Aluminum Inventory History
Sources: IAI, LME
LME & IAI Stock Implied Days of Global Consumption  Consumption
February 2006 : 27.7 Days DOWN from 29.9 Days
0
7
14
21
28
35
42
49
56
IAI Global Days of Consumption LME Global Days Consumption
19.2
Days
8.5
Days

12 [Alcoa Logo] Joseph Muscari Executive Vice President Chief Financial Officer

Record income from continuing operations of $615 million ($0.70 per share)
was 190% and 129% higher than the previous and prior year quarter respectively
Highest quarterly revenues of $7.24 billion – 9% and 16% higher than the previous and prior year quarter respectively
Capital expenditures were $592 million – 63% was devoted to growth projects
Working capital increased; however Days of Working Capital improved three days year over year
Debt-to-cap in target range at 32.4%
Trailing four quarters ROC of 9.7%;  ROC excluding growth investments of
11.2%
Prior period restructuring generated approximately $30 million pre-tax savings
Included in the results are the negative impact of stock-based compensation expenses of $20 million, or $0.02 per share
1 Quarter 2006 Financial Overview
st

1 Quarter 2006 Financial Review
In Millions 4Q'05 1Q'06 Change
Sales $6,666 $7,244 $578
Cost of Goods Sold $5,453 $5,459 $6
   % of Sales 81.8% 75.4% (6.4 pts)
SG&A $362 $369 $7
   % of Sales 5.4% 5.1% (0.3 pts)
Restructuring and Other Charges $26 $1 ($25)
Interest Expense $78 $92 $14
Other Income, Net (Gain) ($5) ($35) ($30)
Effective Tax Rate 24.4% 28.1% (3.7)%
Minority Interests $80 $105 $25
GAAP Net Income
$224 $608 $384
(Loss) Income from Discontinued Operations
$14 ($7) ($21)
Cumulative effect of Accounting Change
($2) $0 $2
GAAP Income From Continuing Operations
$212 $615 $403
st

1 Quarter 2006 Cash Flow Review
Capital Expenditures
Debt-to-Capital
$ In Millions 1Q'05 1Q'06
Net Income $260 $608
DD&A 315 309
Change in Working Capital (769) (1,030)
Other Adjustments (27) (23)
Pension Contributions (18) (77)
Cash From Operating Activities (239) (213)
Dividends to Shareholders (131) (131)
Other Financing Activities 1,000 701
Cash From Financing Activities 869 570
Capital Expenditures (347) (592)
Acquisitions (433) (1)
Other Investing Activities 196 (74)
Cash From Investing Activities ($584) ($667)
$347
$592
72%
50%
$0
$200
$400
$600
$800
1Q05 1Q06
40%
60%
80%
100%
Growth projects
Non-Growth spend
Non-Growth Capex / Depreciation
$7,276
$7,327
32.4%
33.3%
$6,000
$7,000
$8,000
1Q05 1Q06
25%
30%
35%
40%
Debt Debt/Cap
st

ATOI
Third Party Revenue
Q1 03
Q2 03
Q3 03
Q4 03
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06

16 Revenue and ATOI Performance Historical Performance of Combined Segments ($million) Total ATOI is the sum of the segment ATOI. 0 200 400 600 800 1,000 0 2,500 5,000 7,500 10,000 ATOI Revenue

Alumina
Benefit from higher LME on an
approximate 2 to 3 month lag
Productivity gains continue
Pinjarra expansion ramping up
Realized benefit of strong LME
Production record for entire system
as well as 5 out of 9 refineries
achieved quarterly records
Higher energy costs
1 Quarter Dynamics
ATOI Performance
0
40
80
120
160
200
240
280
1Q05 4Q05 1Q06
$ Millions
1Q vs 1Q 1Q vs 4Q 1Q’06
50% 32% 242 ATOI ($MM)
24% 12% 628 3 Party Sales ($MM)
3% 0% 3,702 Production (kmt)
5% 3% 2,023
3 Party Shipmts (kmt)
rd
rd
2 Quarter Outlook
nd
st
1 Quarter Highlights
st

Primary Metals
1Q vs 1Q
98%
29%
ATOI Performance
Increases in LME and premiums
driven by strong demand
Lower shipments and production
due to Eastalco curtailment and
Portland outage
Full benefit of Alumar expansion
Portland not back to 100%
Power costs will be challenging
April sales on a 30 day LME lag at
$2,431/mt
1 Quarter Highlights 1 Quarter Dynamics
0
50
100
150
200
250
300
350
400
450
1Q05 4Q05 1Q06
$ Millions
st st
1Q vs 4Q 1Q’06
84% 445 ATOI ($MM)
10% 1,408 3 Party Sales ($MM)
2% (4%) 867 Production (kmt)
24% 16% $2,534 3 Party Price
0% (12%) 488 3 Party Shipmts (kmt)
rd
rd
rd
2 Quarter Outlook
nd

Flat-Rolled Products
1Q vs 1Q 1Q vs 4Q $MM
(12%) 6% 66 ATOI
17% 12% 1,940 Revenue
1 Quarter Highlights
1 Quarter Dynamics
2 Quarter Outlook
ATOI Performance
Aerospace and commercial
transportation demand remains
strong
Seasonal increase in can sheet
volumes
Russia will continue to be
challenging
Strong demand in the aerospace
and industrial products markets
Demand for common alloy
products robust in North America
Energy & freight costs remain
high
Can Sheet
Aerospace
Automotive
Building &
Construction
Distribution
Industrial
0
20
40
60
80
1Q05 4Q05 1Q06
$ Millions
nd
st
st

Extruded & End Products
1 Quarter Dynamics
ATOI Performance
Seasonal increase in B&C and
soft alloy extrusion demand
Stronger volumes over prior
quarter
Lower Russia volumes
Commercial
Vehicle
Aerospace
Automotive
Building &
Construction
Distribution
Industrial
1Q vs 1Q 1Q vs 4Q $MM
NM NM (0) ATOI
13% 14% 1,170 Revenue
-5
0
5
10
15
1Q05 4Q05 1Q06
st
2 Quarter Outlook
nd
1 Quarter Highlights
st

Seasonal declines in Consumer
Products, although volumes higher
year over year
Weaker volume and pricing in Food
Packaging
Packaging & Consumer
1Q vs 1Q 1Q vs 4Q $MM
(50%) (60%) 8 ATOI
6% (6%) 749 Revenue
1 Quarter Dynamics
ATOI Performance
Strong seasonal demand in
Consumer Products and Closures
Consumer
Products
Closures
Flexible
Packaging
Reynolds Food
Packaging
0
10
20
30
1Q05 4Q05 1Q06
$ Millions
2 Quarter Outlook
nd
st
1 Quarter Highlights
st

Engineered Solutions
36%
10%
1Q vs 1Q
77% 83 ATOI
1Q vs 4Q $MM
7% 1,360 Revenue
1 Quarter Highlights
1 Quarter Dynamics
ATOI Performance
Strong productivity gains across all
businesses of the segment
Market growth supported by record
production in Forged Products, and
Fasteners
New products & favorable mix aided
top line and bottom line performance
2005 investment in portfolio
restructuring generating significant
dividends
2 Quarter Outlook
Productivity gains realized in Q1
sustainable
Automotive demand is softening
Underlying demand in aerospace and
commercial transportation remains
strong and in line with Q1
25
35
45
55
65
75
85
95
1Q05 4Q05 1Q06
$ Millions
st
st
nd

Engineered Solutions – Next Level of Detail
($1) ($5) ($5) Other
$47
$65
($13)
4Q05
Total
Investment Castings,
Forgings,  Fasteners
AFL, Auto Castings
and Structures
$83
$93
($5)
1Q06
$61
$58
$4
1Q05
ATOI ($ Millions)
AFL performance significantly
improved from 2H05
Launches stabilized
Large productivity
improvements in Mexico
and Europe
Investment castings, forgings,
and fasteners drove 13%
productivity improvements
delivering cost reductions and
capacity
ABS de-bottlenecked
constrained facilities
Investment in advanced
process technologies
Raw Material escalation
captured in pricing
2005 portfolio restructuring
generating $15 million pre-tax
savings
Expanding capacity in
investment castings, forgings,
and fasteners to accommodate
new products, strong market
demand, and share growth
Engineered Solutions Segment Performance
$0
$20
$40
$60
$80
$100
Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
Third Party Revenue ATOI

2 Quarter 2006 Outlook Summary
Industry fundamentals expected to remain
strong
Economic conditions expected to remain
positive globally
Operating improvements to stay on track
Continued energy cost pressures
Other input costs stabilizing
U.S. labor negotiations
nd

25 For Additional Information, Contact: Tony Thene Director, Investor Relations Alcoa 390 Park Avenue New York, N.Y. 10022-4608 Telephone: (212) 836-2674 Facsimile: (212) 836-2813 www.alcoa.com

[Alcoa Logo]

[Alcoa Logo] Appendix

Reconciliation of Return on Capital
Return on Capital (ROC) is presented based on Bloomberg Methodology which calculates ROC based on trailing four quarters.
1Q'06 4Q'05 3Q'05 2Q'05 1Q'05
Bloomberg 1Q'06 Bloomberg 4Q'05 Bloomberg 3Q'05 Bloomberg 2Q'05 Bloomberg 1Q'05
In Millions Method Annlzd Method Annlzd Method Annlzd Method Annlzd Method Annlzd
Net Income 1,581           $2,432 $1,233 $896 $1,277 $1,156 $1,271 $1,840 $1,215 $1,040
Minority Interest 304              $420 $259 $320 $227 $236 $240 $240 $254 $240
Interest Expense (After-tax)
$274 $264 $261 $236 $263 $291 $237 $319 $212 $198
Numerator (Sum Total) $2,159 $3,116 $1,753 $1,452 $1,767 $1,683 $1,748 $2,399 $1,681 $1,478
Average Balances
Short-term borrowings $350 $335 $284 $285 $153 $263 $152 $293 $171 $298
Short-term debt $53 $59 $58 $53 $272 $47 $273 $47 $269 $52
Commercial paper $1,652 $1,292 $771 $1,037 $946 $1,134 $1,093 $1,368 $818 $1,131
Long-term debt $5,246 $5,253 $5,312 $5,332 $5,382 $5,450 $5,381 $5,389 $6,022 $5,305
Preferred Stock $55 $55 $55 $55 $55 $55 $55 $55 $55 $55
Minority interests $1,280 $1,378 $1,391 $1,333 $1,332 $1,254 $1,253 $1,188 $1,263 $1,293
Common equity $13,611 $13,596 $13,282 $13,454 $13,045 $13,446 $12,761 $13,324 $12,793 $13,296
Denominator (Sum Total)
$22,247 $21,968 $21,153 $21,549 $21,185 $21,649 $20,968 $21,664 $21,391 $21,430
Return on Capital 9.7% 14.2% 8.3% 6.7% 8.3% 7.8% 8.3% 11.1% 7.9% 6.9%

Reconciliation of Adjusted Return on Capital
Return on capital, excluding growth investments is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because it provides greater insight with respect to the underlying operating performance of the company’s productive assets.  The company has significant growth investments underway in its upstream and downstream businesses, as previously noted, with expected completion dates over the next several years.  As these investments generally require a period of time before they are productive, management believes that a return on capital measure excluding these growth investments is more representative of current operating performance.
1Q'06 4Q'05 3Q'05 2Q'05 1Q'05
Bloomberg 1Q'06 Bloomberg 4Q'05 Bloomberg 3Q'05 Bloomberg 2Q'05 Bloomberg 1Q'05
In Millions Method Annlzd Method Annlzd Method Annlzd Method Annlzd Method Annlzd
Numerator (Sum Total) $2,159 $3,116 $1,753 $1,452 $1,767 $1,683 $1,748 $2,399 $1,681 $1,478
Russia & Bohai Net Loss ($86) ($110) ($71) ($91) ($48) ($27) ($41) ($115) ($12) ($49)
Adjusted Net Income
$2,245 $3,226 $1,824 $1,543 $1,815 $1,710 $1,789 $2,514 $1,693 $1,527
Average Balances
Denominator (Sum Total) $22,247 $21,968 $21,153 $21,549 $21,185 $21,649 $20,968 $21,664 $21,391 $21,430
Capital Projects in Progress,
Russia & Bohai Capital Base $2,139 $2,892 $1,981 $2,664 $1,736 $2,177 $1,539 $1,896 $1,423 $1,385
Adjusted Capital Base $20,108 $19,076 $19,172 $18,885 $19,449 $19,472 $19,429 $19,768 $19,968 $20,045
Return on Capital Excluding
Growth Investments
11.2% 16.9% 9.5% 8.2% 9.3% 8.8% 9.2% 12.7% 8.5% 7.6%

Days of Working Capital Definition
In Millions 1Q'05 4Q'05 1Q'06
Add: Receivables from customers, less allowances $ 3,110 $ 2,914 $ 3,380
Add: Inventories $ 3,365 $ 3,446 $ 3,778
Less: Accounts payable, trade $ 2,418 $ 2,659 $ 2,691
Working Capital $ 4,057 $ 3,701 $ 4,467
Sales $ 6,221 $ 6,666 $ 7,244
Days of Working Capital * 58.7 d 51.1 d 55.5 d
* Days of Working Capital = Working Capital divided by (Sales/number of days in the quarter)

Segment Information

Alcoa and subsidiaries
Segment Information (unaudited)
(in millions, except metric ton amounts and realized prices)

	1Q05	2Q05	3Q05	4Q05	2005	1Q06
Alumina:						
Third-party shipments (Kmt)	1,923	1,951	2,017	1,966	7,857	2,023
Alumina production (Kmt)	3,583	3,621	3,688	3,706	14,598	3,702
Third-party sales	$ 505	$ 533	$ 531	$ 561	$ 2,130	$ 628
Intersegment sales	$ 393	$ 439	$ 424	$ 451	$ 1,707	$ 555
ATOI	$ 161	$ 182	$ 156	$ 183	$ 682	$ 242
Depreciation, depletion and amortization	$ 41	$ 43	$ 44	$ 44	$ 172	$ 43
Income taxes	$ 61	$ 66	$ 47	$ 72	$ 246	$ 93
Equity (loss) income	$ (1)	$ -	$ -	$ 1	$ -	$ (1)
Primary Metals:						
Third-party realized price – aluminum	$ 2,042	$ 1,977	$ 1,963	$ 2,177	$ 2,044	$ 2,534
Third-party shipments (Kmt)	487	520	590	557	2,154	488
Aluminum production (Kmt)	851	899	904	900	3,554	867
Third-party sales	$ 1,089	$ 1,124	$ 1,204	$ 1,281	$ 4,698	$ 1,408
Intersegment sales	$ 1,303	$ 1,215	$ 1,108	$ 1,182	$ 4,808	$ 1,521
ATOI	$ 225	$ 187	$ 168	$ 242	$ 822	$ 445
Depreciation, depletion and amortization	$ 90	$ 90	$ 93	$ 95	$ 368	$ 96
Income taxes	$ 92	$ 75	$ 50	$ 90	$ 307	$ 197
Equity income (loss)	$ 18	$ (76)	$ 20	$ 26	$ (12)	$ 20
Flat-Rolled Products:						
Third-party shipments (Kmt)	509	560	543	544	2,156	562
Third-party sales	$ 1,655	$ 1,763	$ 1,679	$ 1,739	$ 6,836	$ 1,940
Intersegment sales	$ 34	$ 36	$ 29	$ 29	$ 128	$ 49
ATOI	$ 75	$ 70	$ 81	$ 62	$ 288	$ 66
Depreciation, depletion and amortization	$ 52	$ 54	$ 57	$ 54	$ 217	$ 50
Income taxes	$ 24	$ 27	$ 30	$ 30	$ 111	$ 26
Extruded and End Products:						
Third-party shipments (Kmt)	221	237	224	212	894	232
Third-party sales	$ 1,037	$ 1,153	$ 1,092	$ 1,022	$ 4,304	$ 1,170
Intersegment sales	$ 14	$ 19	$ 14	$ 17	$ 64	$ 23
ATOI	$ 10	$ 20	$ 23	$ (3)	$ 50	$ -
Depreciation, depletion and amortization (1)	$ 31	$ 32	$ 31	$ 32	$ 126	$ 30
Income taxes	$ (2)	$ 18	$ 10	$ 2	$ 28	$ 2
Engineered Solutions:						
Third-party shipments (Kmt)	38	37	36	34	145	37
Third-party sales	$ 1,237	$ 1,282	$ 1,242	$ 1,271	$ 5,032	$ 1,360
ATOI	$ 61	$ 61	$ 34	$ 47	$ 203	$ 83
Depreciation, depletion and amortization	$ 47	$ 45	$ 42	$ 42	$ 176	$ 40
Income taxes	$ 26	$ 30	$ 23	$ 10	$ 89	$ 37
Equity income	$ 1	$ -	$ -	$ -	$ 1	$ -
Packaging and Consumer:						
Third-party shipments (Kmt)	34	46	31	40	151	40
Third-party sales	$ 708	$ 827	$ 806	$ 798	$ 3,139	$ 749
ATOI	$ 16	$ 41	$ 28	$ 20	$ 105	$ 8
Depreciation, depletion and amortization (1)	$ 32	$ 31	$ 31	$ 32	$ 126	$ 31
Income taxes	$ 10	$ 18	$ 14	$ 8	$ 50	$ 5
Equity income	$ 1	$ -	$ -	$ -	$ 1	$ -

(1) Segment depreciation, depletion and amortization has been adjusted from the previously reported annual amounts to reflect the movement of certain amounts to Corporate.

31

Reconciliation of ATOI to Net Income

Reconciliation of ATOI to consolidated net incor	1Q05	2Q05	3Q05	4Q05	2005	1Q06
Total ATOI	$ 548	$ 561	$ 490	$ 551	$ 2,150	$ 844
Impact of LIFO and intersegment profit adjustments (2)	(2)	(18)	(23)	(19)	(62)	24
Unallocated amounts (net of tax):						
Interest income	7	9	12	14	42	11
Interest expense	(51)	(56)	(62)	(51)	(220)	(60)
Minority interests	(60)	(60)	(59)	(80)	(259)	(105)
Corporate expense	(69)	(73)	(82)	(88)	(312)	(89)
Restructuring and other charges	(30)	(144)	(5)	(18)	(197)	(1)
Discontinued operations	(8)	(36)	(3)	14	(33)	(7)
Other (2)	(75)	277	21	(99)	124	(9)
Consolidated net income	$ 260	$ 460	$ 289	$ 224	$ 1,233	$ 608

Prior periods segment information has been reclassified to reflect the movement of the Hawesville, KY automotive casting facility to discontinued operations in 2006.

The difference between total segment third-party sales and consolidated third-party sales is in Corporate.

(2) Prior periods Corporate LIFO expense has been reclassified from "Other" to combine the total impact of inventory related items

32